UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2006
Asyst Technologies, Inc.
(Exact Name of Registrant, as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	000-22430 (Commission File Number)	94-2942251 (IRS Employer Identification Number)

46897 Bayside Parkway, Fremont, California		94538
(Address of Principal		(Zip Code)
Executive Offices)
Registrant’s telephone number, including area code: (510) 661-5000
48761 Kato Road, Fremont, CA 94538
(Former Address Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On May 9, 2006, as reported in our press release issued on that date and included as Exhibit 99.1 to this report, Warren C. Kocmond, Jr. resigned from his position as our Senior Vice President, Chief Operating Officer. Under a separation agreement entered into on May 12, 2006, and in lieu of any bonus with respect to fiscal year 2006 and in return for a general release in favor of Asyst and confirmation of other obligations, he is entitled on May 31, 2006, to a lump sum payment of $200,000 and accelerated vesting of 10,000 shares of restricted stock that would otherwise have vested in 2007 and 2008 if he remained employed through those dates. He is expected to remain an employee of Asyst through May 31, 2006 at his current salary. His other outstanding equity awards cease vesting on May 31, 2006, but otherwise remain exercisable in accordance with the original terms of the awards. Under the terms of an existing award, Mr. Kocmond will receive in conjunction with termination of his employment accelerated vesting of 7,500 shares of restricted stock that otherwise would have vested in 2007. His existing employment agreement and change of control agreement included as exhibits to our Form 10-Q filed on August 5, 2004, are deemed terminated and superseded by this separation agreement.
Item 1.02 Termination of a Material Definitive Agreement.
     Information in Item 1.01 concerning the resignation of our chief operating officer is incorporated by reference in this Item 1.02.
Item 2.02 Results of Operations and Financial Condition.
     On May 9, 2006, Asyst issued a press release addressing consolidated financial results for its fiscal fourth quarter ended March 31, 2006. That press release, dated May 9, 2006, and titled “Asyst Technologies Reports Results for Fourth Quarter of Fiscal 2006” is attached hereto as Exhibit 99.2.
     In conjunction with that press release, Asyst conducted a conference call on May 9, 2006, to discuss those results with investors and financial analysts. A transcript of that conference call is attached hereto as Exhibit 99.3.
     The information in Item 2.02 of this Current Report, including the exhibits to this item, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this item and in its accompanying exhibits shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     Information in Item 1.01 concerning the resignation of our chief operating officer is incorporated by reference in this Item 5.02.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired. Not applicable.
(b) Pro Forma Financial Information. Not applicable.
(c) Exhibits:

Exhibit
Number	Description

99.1	Press Release titled “Warren Kocmond Leaving Asyst”

99.2	Press release titled “Asyst Technologies Reports Results for Fourth Quarter of Fiscal 2006”

99.3	Transcript of conference call conducted by Asyst on May 9, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASYST TECHNOLOGIES, INC.
Date: May 15, 2006	By:	/s/ Steve Debenham
Steve Debenham
Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release titled “Warren Kocmond Leaving Asyst”

99.2	Press release titled “Asyst Technologies Reports Results for Fourth Quarter of Fiscal 2006”

99.3	Transcript of conference call conducted by Asyst on May 9, 2006